July 27, 2015                                        Exhibit 99.1
Park National Corporation reports second quarter
2015 financial results and declares quarterly dividend
Bank reports continued success with loan growth strategies
NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the second quarter and first half of 2015, which included loan growth in all loan categories. The board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on September 10, 2015 to common shareholders of record as of August 21, 2015.
Park’s net income for the three months ended June 30, 2015 (second quarter) was $21.0 million, compared to $21.8 million for the same period in 2014, a decrease of $0.8 million or 3.5 percent. Net income per diluted common share for the second quarter of 2015 was $1.37, compared to $1.42 in the same period of 2014. Net income for the six months ended June 30, 2015 (first half) was $40.1 million, compared to $41.4 million for the same period in 2014, a decrease of $1.3 million or 3.2 percent. Net income per diluted common share for the first half of 2015 was $2.60, compared to $2.69 in the same period of 2014.
Park’s community-banking subsidiary, The Park National Bank, reported net income of $40.5 million for the six-months ended June 30, 2015, compared to net income of $41.7 million for the same period of 2014. The Park National Bank had total assets of $7.2 billion at June 30, 2015 and $6.7 billion at June 30, 2014. This performance generated an annualized return on average assets of 1.14 percent and 1.26 percent for the bank for first half periods of 2015 and 2014, respectively.
The Park National Bank loan portfolio expanded during the second quarter of 2015. Loans outstanding at June 30, 2015 were $4.86 billion, compared to $4.79 billion at March 31, 2015, an increase of $73 million or an annualized 6.15 percent. The bank reported growth in the second quarter across all loan categories: mortgage loan growth of $13 million (4.4 percent annualized), commercial loan growth of $23 million (3.8 percent annualized) and consumer loan growth of $37 million (16.4 percent annualized).
“We remain energized by business owners and individuals who value excellent service, which is what they receive from their Park affiliate bankers. Our local lenders stand ready to help anyone who wants practical and creative banking solutions,” said Park Chief Executive Officer David L. Trautman.
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.3 billion in total assets (as of June 30, 2015). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the current economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on demand for loan, deposit and other financial services, delinquencies, defaults and counterparty ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; unfavorable resolution of legal proceedings or other claims and regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2015, March 31, 2015, and June 30, 2014

	2015	2015	2014	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '15	2Q '14
INCOME STATEMENT:
Net interest income	$56,515	$55,535	$56,561	1.8%	(0.1)%
Provision for (recovery of) loan losses	1,612	1,632	(1,260)	N.M.	N.M.
Other income	19,191	18,873	19,671	1.7%	(2.4)%
Other expense	44,667	45,720	46,241	(2.3)%	(3.4)%
Income before income taxes	$29,427	$27,056	$31,251	8.8%	(5.8)%
Income taxes	8,388	8,012	9,441	4.7%	(11.2)%
Net income	$21,039	$19,044	$21,810	10.5%	(3.5)%

MARKET DATA:
Earnings per common share - basic (b)	$1.37	$1.24	$1.42	10.5%	(3.5)%
Earnings per common share - diluted (b)	1.37	1.23	1.42	11.4%	(3.5)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	45.93	46.02	44.50	(0.2)%	3.2%
Stock price per common share at period end	87.37	85.56	77.20	2.1%	13.2%
Market capitalization at period end	1,342,954	1,315,133	1,188,295	2.1%	13.0%

Weighted average common shares - basic (a)	15,370,882	15,379,170	15,392,435	(0.1)%	(0.1)%
Weighted average common shares - diluted (a)	15,407,881	15,421,928	15,412,167	(0.1)%	—%
Common shares outstanding at period end	15,370,877	15,370,887	15,392,425	—%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.16%	1.07%	1.29%	8.4%	(10.1)%
Return on average equity (a)(b)	11.90%	10.95%	12.96%	8.7%	(8.2)%
Yield on loans	4.68%	4.68%	4.91%	—%	(4.7)%
Yield on investments	2.49%	2.57%	2.60%	(3.1)%	(4.2)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	3.96%	3.98%	4.28%	(0.5)%	(7.5)%
Cost of interest bearing deposits	0.30%	0.31%	0.27%	(3.2)%	11.1%
Cost of borrowings	2.46%	2.34%	2.60%	5.1%	(5.4)%
Cost of paying liabilities	0.72%	0.74%	0.81%	(2.7)%	(11.1)%
Net interest margin (g)	3.40%	3.40%	3.65%	—%	(6.8)%
Efficiency ratio (g)	58.87%	61.31%	60.48%	(4.0)%	(2.7)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.17%	1.08%	1.31%	8.3%	(10.7)%
Annualized return on average tangible equity (a)(b)(c)	13.25%	12.21%	14.51%	8.5%	(8.7)%
Tangible book value per share (d)	$41.22	$41.32	$39.80	(0.2)%	3.6%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended June 30, 2015, March 31, 2015, and June 30, 2014

				Percent change vs.
BALANCE SHEET:	June 30, 2015	March 31, 2015	June 30, 2014	1Q '15	2Q '14

Investment securities	$1,550,103	$1,457,171	$1,417,910	6.4%	9.3%
Loans	4,900,974	4,830,830	4,735,487	1.5%	3.5%
Allowance for loan losses	57,427	55,408	57,911	3.6%	(0.8)%
Goodwill and other intangibles	72,334	72,334	72,334	—%	—%
Other real estate owned	21,876	26,337	23,909	(16.9)%	(8.5)%
Total assets	7,309,569	7,303,999	6,787,190	0.1%	7.7%
Total deposits	5,512,366	5,515,847	4,927,211	(0.1)%	11.9%
Borrowings	1,018,680	1,018,516	1,118,404	—%	(8.9)%
Shareholders' equity	705,963	707,431	684,988	(0.2)%	3.1%
Tangible equity (d)	633,629	635,097	612,654	(0.2)%	3.4%
Nonperforming loans	113,795	114,304	142,902	(0.4)%	(20.4)%
Nonperforming assets	135,671	140,641	166,811	(3.5)%	(18.7)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	67.05%	66.14%	69.77%	1.4%	(3.9)%
Nonperforming loans as a % of period end loans	2.32%	2.37%	3.02%	(2.1)%	(23.2)%
Nonperforming assets as a % of period end loans + OREO	2.76%	2.90%	3.50%	(4.8)%	(21.1)%
Allowance for loan losses as a % of period end loans	1.17%	1.15%	1.22%	1.7%	(4.1)%
Net loan (recoveries) charge-offs	$(407)	$576	$1,086	N.M.	N.M.
Annualized net loan (recoveries) charge-offs as a % of average loans (a)	(0.03)%	0.05%	0.09%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.66%	9.69%	10.09%	(0.3)%	(4.3)%
Tangible equity (d) / Tangible assets (f)	8.76%	8.78%	9.12%	(0.2)%	(3.9)%
Average equity / Average assets (a)	9.76%	9.78%	9.97%	(0.2)%	(2.1)%
Average equity / Average loans (a)	14.60%	14.64%	14.43%	(0.3)%	1.2%
Average loans / Average deposits (a)	88.80%	90.34%	95.12%	(1.7)%	(6.6)%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2015 and 2014

(in thousands, except share and per share data)	2015	2014	Percent change vs. 2014
INCOME STATEMENT:
Net interest income	$112,050	$111,041	0.9%
Provision for (recovery of) loan losses	3,244	(3,485)	N.M.
Other income	38,064	36,319	4.8%
Total other expense	90,387	92,020	(1.8)%
Income before income taxes	$56,483	$58,825	(4.0)%
Income taxes	16,400	17,438	(6.0)%
Net income	$40,083	$41,387	(3.2)%

MARKET DATA:
Earnings per common share - basic (b)	$2.61	$2.69	(3.0)%
Earnings per common share - diluted (b)	2.60	2.69	(3.3)%
Cash dividends per common share	1.88	1.88	—%

Weighted average common shares - basic (a)	15,375,026	15,396,770	(0.1)%
Weighted average common shares - diluted (a)	15,411,920	15,413,568	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.12%	1.23%	(8.9)%
Return on average common equity (a)(b)	11.43%	12.50%	(8.6)%
Yield on loans	4.68%	4.87%	(3.9)%
Yield on investments	2.53%	2.63%	(3.8)%
Yield on earning assets	3.97%	4.24%	(6.4)%
Cost of interest bearing deposits	0.30%	0.28%	7.1%
Cost of borrowings	2.40%	2.61%	(8.0)%
Cost of paying liabilities	0.73%	0.81%	(9.9)%
Net interest margin (g)	3.40%	3.60%	(5.6)%
Efficiency ratio (g)	60.08%	62.26%	(3.5)%

ASSET QUALITY RATIOS:
Net loan charge-offs (recoveries)	$169	$(1,928)	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.01%	(0.08)%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.77%	9.86%	(0.9)%
Average stockholders' equity / Average loans (a)	14.62%	14.38%	1.7%
Average loans / Average deposits (a)	89.56%	94.34%	(5.1)%

OTHER RATIOS (NON-GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.13%	1.25%	(9.6)%
Annualized return on average tangible common equity (a)(b)(c)	12.73%	14.02%	(9.2)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters and six months ended June 30, 2015, March 31, 2015 and June 30, 2014.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
AVERAGE SHAREHOLDERS' EQUITY	$709,031	$705,041	$675,243	$707,047	$667,564
Less: Average goodwill and other intangibles	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$636,697	$632,707	$602,909	$634,713	$595,230

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2015	March 31, 2015	June 30, 2014
SHAREHOLDERS' EQUITY	$705,963	$707,431	$684,988
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE EQUITY	$633,629	$635,097	$612,654

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
AVERAGE ASSETS	$7,265,755	$7,209,143	$6,772,407	$7,237,605	$6,768,636
Less: Average goodwill and other intangibles	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,193,421	$7,136,809	$6,700,073	$7,165,271	$6,696,302

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2015	March 31, 2015	June 30, 2014
TOTAL ASSETS	$7,309,569	$7,303,999	$6,787,190
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE ASSETS	$7,237,235	$7,231,665	$6,714,856

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Interest income	$65,804	$65,018	$66,363	$130,822	$130,705
Fully taxable equivalent adjustment	170	161	221	331	444
Fully taxable equivalent interest income	$65,974	$65,179	$66,584	$131,153	$131,149
Interest expense	9,289	9,483	9,802	18,772	19,664
Fully taxable equivalent net interest income	$56,685	$55,696	$56,782	$112,381	$111,485

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2015	2014	2015	2014

Interest income:
Interest and fees on loans	$56,463	$57,004	$111,875	$111,757
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,113	9,271	18,502	18,747
Other interest income	228	88	445	201
Total interest income	65,804	66,363	130,822	130,705

Interest expense:
Interest on deposits:
Demand and savings deposits	556	399	1,042	792
Time deposits	2,542	2,133	5,164	4,411
Interest on borrowings	6,191	7,270	12,566	14,461
Total interest expense	9,289	9,802	18,772	19,664

Net interest income	56,515	56,561	112,050	111,041

Provision for (recovery of) loan losses	1,612	(1,260)	3,244	(3,485)

Net interest income after provision for (recovery of) loan losses	54,903	57,821	108,806	114,526

Other income	19,191	19,671	38,064	36,319

Other expense	44,667	46,241	90,387	92,020

Income before income taxes	29,427	31,251	56,483	58,825

Income taxes	8,388	9,441	16,400	17,438

Net income	$21,039	$21,810	$40,083	$41,387

Per Common Share:
Net income - basic	$1.37	$1.42	$2.61	$2.69
Net income - diluted	$1.37	$1.42	$2.60	$2.69

Weighted average shares - basic	15,370,882	15,392,435	15,375,026	15,396,770
Weighted average shares - diluted	15,407,881	15,412,167	15,411,920	15,413,568

Cash Dividends Declared	$0.94	$0.94	$1.88	$1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2015	December 31, 2014

Assets

Cash and due from banks	$127,501	$133,511
Money market instruments	276,785	104,188
Investment securities	1,550,103	1,500,788
Loans	4,900,974	4,829,682
Allowance for loan losses	(57,427)	(54,352)
Loans, net	4,843,547	4,775,330
Bank premises and equipment, net	58,725	55,479
Goodwill	72,334	72,334
Other real estate owned	21,876	22,605
Other assets	358,698	336,964
Total assets	$7,309,569	$7,001,199

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,299,264	$1,269,296
Interest bearing	4,213,102	3,858,704
Total deposits	5,512,366	5,128,000
Borrowings	1,018,680	1,108,582
Other liabilities	72,560	68,076
Total liabilities	$6,603,606	$6,304,658

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2015 and December 31, 2014)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2015 and 2014; 16,150,866 shares issued at June 30, 2015 and 16,150,888 shares issued at December 31, 2014)	303,573	303,104
Accumulated other comprehensive loss, net of taxes	(13,980)	(13,608)
Retained earnings	495,592	484,484
Treasury shares (779,989 shares at June 30, 2015 and 758,489 shares at December 31, 2014)	(79,222)	(77,439)
Total shareholders' equity	$705,963	$696,541

Total liabilities and shareholders' equity	$7,309,569	$7,001,199

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2015	2014	2015	2014

Assets

Cash and due from banks	$116,542	$106,844	$119,603	$110,169
Money market instruments	361,994	137,219	351,591	159,001
Investment securities	1,481,460	1,409,368	1,485,978	1,413,252
Loans	4,857,799	4,678,483	4,836,696	4,643,037
Allowance for loan losses	(56,291)	(58,234)	(55,664)	(59,487)
Loans, net	4,801,508	4,620,249	4,781,032	4,583,550
Bank premises and equipment, net	57,978	55,453	57,272	55,633
Goodwill and other intangibles	72,334	72,334	72,334	72,334
Other real estate owned	22,661	29,017	22,991	31,489
Other assets	351,278	341,923	346,804	343,208
Total assets	$7,265,755	$6,772,407	$7,237,605	$6,768,636

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,303,420	$1,172,952	$1,283,977	$1,174,520
Interest bearing	4,166,835	3,745,385	4,116,789	3,747,105
Total deposits	5,470,255	4,918,337	5,400,766	4,921,625
Borrowings	1,007,975	1,120,608	1,055,081	1,119,263
Other liabilities	78,494	58,219	74,711	60,184
Total liabilities	$6,556,724	$6,097,164	$6,530,558	$6,101,072

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	303,431	302,754	303,270	302,706
Accumulated other comprehensive loss, net of taxes	(7,224)	(17,968)	(7,638)	(22,457)
Retained earnings	492,046	468,070	490,295	464,608
Treasury shares	(79,222)	(77,613)	(78,880)	(77,293)
Total shareholders' equity	$709,031	$675,243	$707,047	$667,564

Total liabilities and shareholders' equity	$7,265,755	$6,772,407	$7,237,605	$6,768,636

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2015	2015	2014	2014	2014
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$56,463	$55,412	$58,395	$57,492	$57,004
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,113	9,389	9,223	9,011	9,271
Obligations of states and political subdivisions	—	—	—	—	1
Other interest income	228	217	198	119	87
Total interest income	65,804	65,018	67,816	66,622	66,363

Interest expense:
Interest on deposits:
Demand and savings deposits	556	486	445	440	399
Time deposits	2,542	2,622	2,776	2,136	2,133
Interest on borrowings	6,191	6,375	7,301	7,337	7,270
Total interest expense	9,289	9,483	10,522	9,913	9,802

Net interest income	56,515	55,535	57,294	56,709	56,561

Provision for (recovery of) loan losses	1,612	1,632	(8,349)	4,501	(1,260)

Net interest income after provision for (recovery of) loan losses	54,903	53,903	65,643	52,208	57,821

Other income	19,191	18,873	19,834	19,396	19,671

Other expense	44,667	45,720	50,518	44,972	46,241

Income before income taxes	29,427	27,056	34,959	26,632	31,251

Income taxes	8,388	8,012	10,658	8,363	9,441

Net income	$21,039	$19,044	$24,301	$18,269	$21,810

Per Common Share:
Net income - basic	$1.37	$1.24	$1.58	$1.19	$1.42
Net income - diluted	$1.37	$1.23	$1.58	$1.19	$1.42

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2015	2015	2014	2014	2014
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$5,210	$4,912	$5,050	$4,734	$4,825
Service charges on deposits	3,684	3,381	3,651	4,171	3,942
Other service income	3,025	2,301	3,564	2,450	2,527
Checkcard fee income	3,665	3,351	3,433	3,431	3,493
Bank owned life insurance income	1,086	1,878	1,153	1,420	1,026
OREO valuation adjustments	(251)	(304)	(380)	(935)	(675)
Gain on the sale of OREO, net	513	673	45	2,149	2,603
Gain on commercial loans held for sale	—	756	1,867	—	—
(Loss) gain on sale of investments	—	—	(1,175)	—	17
Miscellaneous	2,259	1,925	2,626	1,976	1,913
Total other income	$19,191	$18,873	$19,834	$19,396	$19,671

Other expense:
Salaries and employee benefits	$25,724	$26,667	$24,525	$26,243	$26,140
Occupancy expense	2,381	2,579	2,378	2,339	2,457
Furniture and equipment expense	2,831	2,862	2,709	2,870	2,994
Data processing fees	1,197	1,267	1,196	1,281	1,121
Professional fees and services	5,583	4,694	8,195	6,934	8,168
Marketing	937	1,013	1,160	1,087	1,006
Insurance	1,362	1,461	1,413	1,396	1,467
Communication	1,233	1,331	1,328	1,304	1,293
Miscellaneous	3,419	3,846	7,614	1,518	1,595
Total other expense	$44,667	$45,720	$50,518	$44,972	$46,241

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2015	March 31, 2015	2014		2013	2012		2011

Allowance for loan losses:
Allowance for loan losses, beginning of period	$55,408	$54,352	$59,468		$55,537	$68,444		$143,575
Transfer of loans at fair value	—	—	—		—	—		(219)
Transfer of allowance to held for sale	—	—	—		—	—		(13,100)
Charge-offs	3,027	3,418	24,780	(B)	19,153	61,268	(A)	133,882
Recoveries	3,434	2,842	26,997		19,669	12,942		8,798
Net (recoveries) charge-offs	(407)	576	(2,217)		(516)	48,326		125,084
Provision for (recovery of) loan losses	1,612	1,632	(7,333)		3,415	35,419		63,272
Allowance for loan losses, end of period	$57,427	$55,408	$54,352		$59,468	$55,537		$68,444
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$57,427	$55,408	$54,352		$59,468	$55,537		$68,444
Specific reserves	6,597	5,064	3,660		10,451	8,276		15,935
General reserves	$50,830	$50,344	$50,692		$49,017	$47,261		$52,509

Total loans	$4,900,974	$4,830,830	$4,829,682		$4,620,505	$4,450,322		$4,317,099
Impaired commercial loans	70,553	70,461	73,676		112,304	137,238		187,074
Total loans less impaired commercial loans	$4,830,421	$4,760,369	$4,756,006		$4,508,201	$4,313,084		$4,130,025

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	(0.03)%	0.05%	(0.05)%		(0.01)%	1.10%		2.65%
Allowance for loan losses as a % of period end loans	1.17%	1.15%	1.13%		1.29%	1.25%		1.59%
General reserves as a % of total loans less impaired commercial loans	1.05%	1.06%	1.07%		1.09%	1.10%		1.27%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$95,739	$95,873	$100,393		$135,216	$155,536		$195,106
Accruing troubled debt restructuring	16,520	16,802	16,254		18,747	29,800		28,607
Loans past due 90 days or more	1,536	1,629	2,641		1,677	2,970		3,489
Total nonperforming loans	$113,795	$114,304	$119,288		$155,640	$188,306		$227,202
Other real estate owned - Park National Bank	8,774	10,223	10,687		11,412	14,715		13,240
Other real estate owned - SEPH	13,102	16,114	11,918		23,224	21,003		29,032
Other real estate owned - Vision Bank	—	—	—		—	—		—
Total nonperforming assets	$135,671	$140,641	$141,893		$190,276	$224,024		$269,474
Percentage of nonaccrual loans to period end loans	1.95%	1.98%	2.08%		2.93%	3.49%		4.52%
Percentage of nonperforming loans to period end loans	2.32%	2.37%	2.47%		3.37%	4.23%		5.26%
Percentage of nonperforming assets to period end loans	2.77%	2.91%	2.94%		4.12%	5.03%		6.24%
Percentage of nonperforming assets to period end assets	1.86%	1.92%	2.03%		2.87%	3.37%		3.86%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2015	March 31, 2015	2014	2013	2012	2011

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$80,470	$77,387	$77,477	$99,108	$100,244	$96,113
Accruing troubled debt restructuring	16,423	16,706	16,157	18,747	29,800	26,342
Loans past due 90 days or more	1,536	1,629	2,641	1,677	2,970	3,367
Total nonperforming loans	$98,429	$95,722	$96,275	$119,532	$133,014	$125,822
Other real estate owned - Park National Bank	8,774	10,223	10,687	11,412	14,715	13,240
Total nonperforming assets	$107,203	$105,945	$106,962	$130,944	$147,729	$139,062
Percentage of nonaccrual loans to period end loans	1.65%	1.61%	1.61%	2.16%	2.28%	2.29%
Percentage of nonperforming loans to period end loans	2.02%	1.99%	2.00%	2.61%	3.03%	3.00%
Percentage of nonperforming assets to period end loans	2.19%	2.20%	2.23%	2.86%	3.36%	3.32%
Percentage of nonperforming assets to period end assets	1.48%	1.47%	1.55%	2.01%	2.27%	2.21%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of June 30, 2015, March 31, 2015, and December 31, 2014, 2013, 2012, and 2011):
Nonaccrual loans	$15,269	$18,486	$22,916	$36,108	$55,292	$98,993
Accruing troubled debt restructuring	97	96	97	—	—	2,265
Loans past due 90 days or more	—	—	—	—	—	122
Total nonperforming loans	$15,366	$18,582	$23,013	$36,108	$55,292	$101,380
Other real estate owned - Vision Bank	—	—	—	—	—	—
Other real estate owned - SEPH	13,102	16,114	11,918	23,224	21,003	29,032
Total nonperforming assets	$28,468	$34,696	$34,931	$59,332	$76,295	$130,412
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2015	March 31, 2015	2014	2013	2012	2011

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$95,873	$100,393	$135,216	$155,536	$195,106	$289,268
New nonaccrual loans	23,974	13,844	70,059	67,398	83,204	124,158
Resolved nonaccrual loans	24,108	18,232	86,384	87,718	122,774	218,320
Sale of nonaccrual loans held for sale	—	132	18,498	—	—	—
Nonaccrual loans, end of period	$95,739	$95,873	$100,393	$135,216	$155,536	$195,106

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$77,387	$77,477	$99,108	$100,244	$96,113	$117,815
New nonaccrual loans - Ohio-based operations	23,974	13,844	69,389	66,197	68,960	78,316
Resolved nonaccrual loans	20,891	13,934	78,288	67,333	64,829	100,018
Sale of nonaccrual loans held for sale	—	—	12,732	—	—	—
Nonaccrual loans, end of period	$80,470	$77,387	$77,477	$99,108	$100,244	$96,113

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$18,486	$22,916	$36,108	$55,292	$98,993	$171,453
New nonaccrual loans - SEPH/Vision Bank	—	—	670	1,201	14,243	45,842
Resolved nonaccrual loans	3,217	4,298	8,096	20,385	57,944	118,302
Sale of nonaccrual loans held for sale	—	132	5,766	—	—	—
Nonaccrual loans, end of period	$15,269	$18,486	$22,916	$36,108	$55,292	$98,993

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$100,577	$96,235	$106,156	$175,576	$242,345	$290,908
Prior charge-offs	30,024	25,774	32,480	63,272	105,107	103,834
Remaining principal balance	70,553	70,461	73,676	112,304	137,238	187,074
Specific reserves	6,597	5,064	3,660	10,451	8,276	15,935
Book value, after specific reserve	$63,956	$65,397	$70,016	$101,853	$128,962	$171,139

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com